Exhibit 32.1


             CERTIFICATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         PURSUANT TO 18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ATSI Communications, Inc. on Form 10-QSB for the period ending January 31, 2006, as filed with the Securities and Exchange Commission on the date hereof, I, Arthur L. Smith, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C, ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,

1) the Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By /s/ Arthur L. Smith
   ------------------------------
Arthur L. Smith
President and
Chief Executive Officer
March 22, 2006